SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 28, 2000
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                      FLEMINGTON PHARMACEUTICAL CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


DELAWARE                          000-23399                       22-2407152
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(STATE OR OTHER                  (COMMISSION                    (IRS EMPLOYER
JURISDICTION OF                   FILE NUMBER)               IDENTIFICATION NO.)
FORMATION)

43 EMERY AVENUE, FLEMINGTON, NEW JERSEY                                08822
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (908) 782-3431
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                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

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

ITEM 5.  OTHER EVENTS.

         On April 28, 2000, the Company announced that it had closed a private placement of 2,000,000 shares of its common stock, receiving proceeds of $1,000,000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits.

              (i)  Press Release dated April 28, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                                                FLEMINGTON PHARMACEUTICAL
                                                  CORPORATION



                                                By: /s/ HARRY A DUGGER, III
                                                   ----------------------------
                                                        Harry A. Dugger, III
                                                        President

Dated:   May 2, 2000